                    CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                        STOCK APPRECIATION RIGHTS PLAN

1.       Purpose

                  The purpose of the Central European Media Enterprises Ltd. Stock Appreciation Rights Plan (the "Plan") is to induce key employees and nonemployee consultants of the Company or a Subsidiary to retain their association with Central European Media Enterprises Ltd. (the "Company"), its affiliates and its present and future subsidiaries (each a "Subsidiary"), to attract new employees and nonemployee consultants and to encourage and compensate such individuals by means of performance related incentives. The Board of Directors of the Company (the "Board") believes that the granting of stock appreciation rights (the "SARs") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success.

2.       Effective Date of the Plan

                  The Plan was authorized by resolution of the Board of Directors of the Company (the "Board") on September 3, 1998, effective as of September 3, 1998.

3.       Administration

                  The Plan shall be administered by the Committee referred to in Section 4 hereof. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective SAR agreements, to determine the individuals (each a "Participant") to whom and the times and the base prices at which SARs shall be granted, the periods during which SARs shall be exercisable and the vesting schedule therefor (which may vary with each grantee and may be granted an a basis less favorable to the grantee than that provided in Section 8 hereof), the number of shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to which SARs relate and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee or the Board, as the case may be, may take into account the nature of the services rendered by the respective employees and nonemployee consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee or the Board in its discretion shall deem relevant. The Committee's or Board's determination on the matters referred to in this Section 3 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any SAR shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any SAR shall be final, binding and conclusive.

4.       Committee

                  The Committee shall consist of two or more members of the Board both or all of whom shall be "Non-Employee Directors" within the meaning of Rule 16b-3(b)(i) promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

5.       Eligibility

                  A SAR may be granted only to a key employee or nonemployee consultant of the Company or a Subsidiary.

6.       Stock Appreciation Rights

                  A. A SAR shall represent the right to receive a payment from the Company equal to the excess of the fair market value of a share of Common Stock at the date of exercise over a specified price fixed by the Committee (the "Base Price"). Each SAR grant shall be evidenced by an award agreement setting forth the terms and conditions of such SAR (the "SAR Agreement").

                  B. The Base Price of any SAR shall be the price determined by the Committee, but not less than the lesser of (i) the fair market value of a share of Common Stock on the date of grant and (ii) the average fair market value of a share of Common Stock over a period specified in the grant following the date the SAR is granted not to exceed twenty (20) business days. The Committee may provide that the Base Price per SAR will increase to reflect the cost of capital or any other objective measure or may set the initial Base Price at an amount in excess of the fair market value at the time of grant.

                  C. For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be equal to (i) if, on such day, shares of the Common Stock shall be traded on a national securities exchange, the closing sales price of a share of the Common Stock as published by such national securities exchange or if there is no sale of the Common Stock on such date, the average of the bid and asked price on such exchange at the close of trading on such date, or (ii) if the shares of the Common Stock are not listed on a national securities exchange on such date, and are traded on a national securities market, the average of the bid and asked price in the over-the-counter market at the close of trading on such date, or (iii) if the provisions of clause (i) and clause (ii) shall not be applicable, such amount as shall be determined in good faith by the Board.

                  D. The number of shares of Common Stock with respect to which SARs may be granted under the Plan shall be limited to 1,000,000, subject to equitable adjustment by the Committee in the event of a stock split, stock dividend or recapitalization of the Common Stock.

7.       SAR Term

                  Participants shall be granted SARs for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof. The Committee may provide that the length of the term of a SAR will vary with the length of the period over which the SAR first becomes exercisable.

8.       Exercise of SARs

                  A. SARs shall become exercisable in installments, which need not be equal, as specified in the SAR Agreement. Except as otherwise determined by the Committee, the first installment shall not become exercisable during the period commencing on the date of the granting of such SAR to him and ending on the day next preceding the first anniversary of such date. An installment once exercisable shall remain exercisable until the SAR expires or is terminated.

                  B. Except as hereinbefore otherwise set forth, a SAR may be exercised either in whole at any time or in part from time to time.

                  C. A SAR may be exercised only by a written notice of intent to exercise such SAR with respect to a specific number of shares of Common Stock.

                  D. Notwithstanding the terms of this Section 10, the Board may, in its discretion, permit any SAR to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

                  E. Subject to Section 12 hereof, upon exercise of a SAR, the Participant shall be entitled to receive payment in cash, Common Stock or in a combination of cash and Common Stock, as determined by the Committee, of an amount determined by multiplying:

                  (i) the excess (if any) of the fair market value (determined in accordance with Section 6.C above) of a share of Common Stock at the date of exercise over the Base Price fixed by the Committee with respect to such SAR, by

                  (ii) the number of shares of Common Stock with respect to which the SAR is exercised;

provided, however, that no Common Stock shall be issued upon exercise of a SAR unless the Plan has been approved by the Company's shareholders, if such approval is required under applicable law or pursuant to the listing requirements of any national securities exchange on which the Common Stock is listed.

9.        Transferability

                  No SAR shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each SAR granted to him may be exercised only by him; provided, however that the Board or Committee may provide that a Participant may transfer a SAR for no consideration to any member of his or her immediate family or to any trust for the benefit of the Participant's immediate family.

10.      Termination of Employment or Service

                  In the event a Participant leaves the employ of the Company and the Subsidiaries, or the services or the contract of a nonemployee consultant of the Company and the Subsidiaries is terminated (a
"Termination"), a SAR may thereafter be exercised only as hereinafter provided:

                  (a) If Termination occurs by reason of (i) disability, (ii) death or (iii) retirement at or after age 65, each SAR theretofore granted to him which shall not have theretofore expired or otherwise been canceled shall become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one (1) year after the date of such Termination and the date of termination specified in such SAR Agreement;

                  (b) If Termination occurs by reason of (i) termination by the Company or a Subsidiary other than for Cause or (ii) Participant's voluntary termination, each SAR theretofore granted to him which shall not have theretofore expired or otherwise have been canceled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of ninety (90) days after the date of Termination and the date of termination specified in such SAR Agreement; and

                  (c) If Termination occurs by reason of termination by the Company for Cause, each SAR theretofore granted to him which shall not have theretofore expired or otherwise been canceled shall immediately terminate;

                  "Cause" shall mean (i) the commission by a Participant of any act or omission that would constitute a felony under United States federal, state or equivalent foreign law, or an indictable offense under Bermuda law; (ii) a Participant's gross negligence, recklessness, dishonesty, fraud, disclosure of trade secrets or confidential information, willful malfeasance or willful misconduct in the performance of services to the Company or its Subsidiaries; (iii) willful misrepresentation to shareholders or directors which is injurious to the Company; (iv) a willful failure without reasonable justification to comply with reasonable directions of Participant's supervisor; or (v) a willful and material breach of Participant's duties or obligations under any agreement with the Company or a Subsidiary.

11.       Adjustment of Number of Shares

                  A. In the event that a dividend shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of the Common Stock to which any SAR relates shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

                  B. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of Common Stock to which any SAR relates the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

                  C. In the event that there shall be any change, other than as specified in this Section 11, in the number or kind of outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares as to which any SAR relates, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each SAR Agreement entered into in accordance with the provisions of the Plan.

                  D. In the case of any substitution or adjustment in accordance with the provisions of this Section 11, the Base Price for each SAR granted prior to such substitution or adjustment shall be the Base Price for all stock appreciation rights which shall have been substituted for such SAR.

                  E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of this Section 11, each SAR, to the extent not theretofore exercised, shall be immediately exercisable in full.

12.      Tax Withholding and Waivers

                  In the event of the death of a Participant, a condition of exercising any SAR shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. In the case of each SAR, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to all federal, state, local and foreign withholding tax requirements as the Committee may determine.

13.       No Stockholder Status

                  Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Common Stock to which a SAR relates.

14.       No Restrictions on Corporate Acts

                  Neither the existence of the Plan nor any SAR shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

15.       No Employment Right or Right to Continued Service.

                  Neither the existence of the Plan nor the grant of any SAR shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or as a nonemployee consultant of the Company or a Subsidiary.

16.      Termination and Amendment of the Plan

                  The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that except as otherwise provided in Section 11 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any SAR shall theretofore have been granted, adversely affect the rights of such Participant under such SAR.

17.       Expiration and Termination of the Plan

                  The Plan shall terminate on the business day preceding the tenth anniversary of its effective date or at such earlier time as the Board may determine.

Options may be granted under the Plan at any time and from time to time prior to its termination. Any SAR outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such SAR shall have been exercised or shall have expired in accordance with its terms.

18.      Governing Law

                  The Plan shall be governed by the laws of Bermuda.